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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 19, 2002
Date of Report (date of earliest event reported):

VIA NET.WORKS, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29391 (Commission File No.)	84-1412512 (IRS Employer Identification Number)

12100 Sunset Hills Road, Suite 110 Reston, Virginia 20190
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:
 (703) 464-0300

Not applicable
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

        On August 19, 2002, Karl Maier, Chief Executive Officer of VIA NET.WORKS and E. Benjamin Buttolph, Chief Financial Officer of VIA NET.WORKS, each executed the certifications required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the VIA NET.WORKS Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2002 and the VIA NET.WORKS Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. These certifications are furnished as Exhibits 99.1 and 99.2 to this report and are incorporated by reference herein.

Item 7. Financial Statements and Exhibits.

99.1	Certification by Karl Maier and E. Benjamin Buttolph pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the VIA NET.WORKS Amended Quarterly Report on Form 10-Q/A for the quarter ended March 31, 2002.
99.2
Certification by Karl Maier and E. Benjamin Buttolph pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the VIA NET.WORKS Quarterly Report on Form 10-Q for the quarter ended June 30, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIA NET.WORKS, INC.
By:	/s/ MATT S. NYDELL Matt S. Nydell Senior Vice President, General Counsel and Secretary

Date: August 19, 2002

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  Item 9. Regulation FD Disclosure
  Item 7. Financial Statements and Exhibits.
  SIGNATURES